Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q/A (Amendment No. 1) of Aspect Medical Systems, Inc. (the “Company”) for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael Falvey, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Falvey
Dated: August 17, 2007	Michael Falvey
Chief Financial Officer